Exhibit 99.1

Report of Independent Accountants on Applying Agreed-Upon Procedures

Nissan Auto Leasing LLC II	7 October 2021

Nissan Motor Acceptance Company LLC

One Nissan Way

Franklin, Tennessee 37067

Re:	Nissan Auto Lease Trust 2021-A (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Nissan Auto Leasing LLC II (the “Depositor”), Nissan Motor Acceptance Company LLC (the “Sponsor”), BofA Securities, Inc. (“BofA Securities”), Mizuho Securities USA LLC (“Mizuho”), SG Americas Securities, LLC (“SG Americas”) and Wells Fargo Securities, LLC (“Wells Fargo,” together with the Depositor, Sponsor, BofA Securities, Mizuho and SG Americas, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating certain information relating to a pool of motor vehicle retail closed-end leases (the “Leases”) and the corresponding leased vehicles and assets relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files:

i.

Labeled “Bankfile_NALT 21A 08.31.21 $1.5B.txt” and the corresponding record layout and decode information, as applicable (the “Initial Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to certain motor vehicle retail closed-end leases (the “Preliminary Leases”) as of 31 August 2021 (the “Preliminary Cutoff Date”) that are expected to be representative of the Leases and

ii.

Labeled “NALT 2021-A Auto Decision File 9.15.21.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Auto Decision Data File,” together with the Initial Preliminary Data File, the “Provided Preliminary Data Files”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the approval type for each Preliminary Lease as of the Preliminary Cutoff Date,

b.	Imaged copies of:

i.	The motor vehicle lease agreement and accompanying dealer lease worksheet, correction notice, application status or other related documents (collectively and as applicable, the “Contract”),

ii.	Certain printed screen shots and payment histories from the Sponsor’s lease servicing system (the “System Screen Shots”) and

iii.

The certificate of title, application for certificate of ownership, application for title or other related documents (collectively and as applicable, the “Title,” together with the Contract and System Screen Shots, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Lease (as defined in Attachment A), as applicable,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Preliminary Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Preliminary Data Files, Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Leases or Leases, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Leases,

iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

7 October 2021

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Preliminary Leases from the Initial Preliminary Data File (the “Sample Leases”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Initial Preliminary Data File.

For the purpose of the procedures described in this report, the 125 Sample Leases are referred to as Sample Lease Numbers 1 through 125.

2.

As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Preliminary Lease on the Initial Preliminary Data File with the corresponding approval type (the “Auto Decision”), as shown on the Preliminary Auto Decision Data File. The Initial Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

3.	For each Sample Lease, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

b.

Observed that the corresponding Contract contained a signature in the lessee signature section of such Contract. We performed no procedures to determine the validity of the signature contained in the lessee signature section of such Contract.

c.

Observed that Nissan-Infiniti LT LLC (“NILT”), or an entity or subsidiary of NILT, was the named lien holder or owner in the Title, or that the lien holder or owner had assigned the motor vehicle securing the Sample Lease to NILT, or an entity or subsidiary of NILT, in the Title (except for Sample Lease Number 100), as applicable.

The Sponsor, on behalf of the Depositor, instructed us not perform this procedure for Sample Lease Number 100, as the Sponsor, on behalf of the Depositor, was unable to provide the corresponding Title.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)
Lease number	LEASENUMBER	System Screen Shots	i.

Vehicle model year	MODEL YEAR	Contract and System Screen Shots

Vehicle make	MAKE	Contract and System Screen Shots

Vehicle model	MODEL	Contract and System Screen Shots

Vehicle age classification (new/used)	NEW-USED CODE	Contract

Monthly base payment amount	BASE RENT	Contract and System Screen Shots	ii.

Original term to maturity	ORIGINAL TERM	Contract and System Screen Shots

Adjusted capitalized cost	CAPCOST	Contract	ii.

Contract residual value	CONTRACT RESIDUAL	Contract

Adjusted manufacturer’s suggested retail price	MSRP	Contract or System Screen Shots	iii.

Lease rate (money factor)	LEASE RATE	Contract	iv.

E-contract (Y/N)	E-CONTRACT	Contract

VIN	VIN	Contract, System Screen Shots and Title

Paid thru date	PAID-TO-DATE	System Screen Shots	v.

Maturity date	MATURITY DATE	System Screen Shots

Remaining term to maturity	REMAINING PAYMENTS	(a) System Screen Shots or (b) System Screen Shots and recalculation	v.

Product type	PRODUCT TYPE	System Screen Shots

FICO score	CREDIT SCORE	System Screen Shots

Customer borrower state	CUSTOMER STATE	System Screen Shots

Approval type	Auto Decision	System Screen Shots

Original first payment date	FIRST PAYMENT DATE	System Screen Shots

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

iii.

For the purpose of comparing the adjusted manufacturer’s suggested retail price Sample Characteristic for each Sample Lease (except for Sample Lease Number 15), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the adjusted manufacturer’s suggested retail price Sample Characteristic for Sample Lease Number 15, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

iv.

For the purpose of comparing the lease rate (money factor) Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to round the lease rate (money factor), as shown in the Contract, to the fifth decimal place (XX.XXXXX), as applicable.

v.

The Sponsor, on behalf of the Depositor, indicated that certain of the System Screen Shots contained account activity which occurred after the Preliminary Cutoff Date. For the purpose of comparing the indicated Sample Characteristics for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity shown in the System Screen Shots which occurred on or prior to the Preliminary Cutoff Date.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Lease Number	Sample Characteristic	Preliminary Data File Value	Source Document Value
100	VIN	<REDACTED>	<unable to determine>

Note:

The VIN Sample Characteristic for Sample Lease Number 100, as shown on the Preliminary Data File, agreed to the VIN, as shown on the corresponding Contract and System Screen Shots. The Sponsor, on behalf of the Depositor, was unable to provide a Title for Sample Lease Number 100.